UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 22, 2025
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C6

(Central Index Key Number 0002077898)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

LMF Commercial, LLC

(Central Index Key Number 0001592182)
RREF V – D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)
Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On September 22, 2025, Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of September 22, 2025, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, JPMS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert as underwriters (WFS, JPMS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and Wells Fargo Bank, National Association (“WFB”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about October 8, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $539,381,000.

On or about October 8, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-5C6 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2025-5C6, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of October 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Trimont LLC, a Georgia limited liability company (“Trimont”), will act as primary servicer of the Manhattan Gateway Shopping Center mortgage loan, the ExchangeRight 71 mortgage loan, the Target Sayville mortgage loan, the 2505 & 2533 Foster Ave mortgage loan and the CLC Rangeline Self Storage mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.9 and dated as of October 1, 2025, between Midland, as master servicer, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the Pooling and Servicing Agreement.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
125th & Lenox	4.5	N/A
Aman Hotel New York	4.6	N/A
80 International Drive	4.7	N/A
Soudry NYC Multifamily Portfolio	4.8	N/A
Vertex HQ	4.9	4.2
The Campus at Lawson Lane	4.10	4.3
Equinox Sports Club LA	4.11	4.4

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 8, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-six (26) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in fifty-one (51) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and LMF, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from RREF V – D Direct Lending Investments, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and Rialto, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.6; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.7; and certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.8.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $83,281,515, by the Registrant to WFS, JPMS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of September 22, 2025, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated September 23, 2025 and as filed with the Securities and Exchange Commission on September 24, 2025 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated September 23, 2025.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 22, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as Depositor, Trimont LLC, as Servicer, Situs Holdings, LLC, as Special Servicer, and Computershare Trust Company, National Association, as Trustee, Certificate Administrator and Custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as Depositor, Trimont LLC, as Master Servicer, LNR Partners, LLC, as Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator, Deutsche Bank National Trust Company, as Trustee, and BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, among Barclays Commercial Mortgage Securities LLC, as Depositor, Trimont LLC, as Master Servicer, K-Star Asset Management LLC, as Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator and as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of September 11, 2025, by and between RREF V – D DLI WF, LLC, in its capacity as initial owner of Note A-1, and Morgan Stanley Mortgage Capital Holdings LLC, in its capacity as initial owner of Note A-2.
Exhibit 4.6	Co-Lender Agreement, dated as of May 22, 2025 by and among JPMorgan Chase Bank, National Association, in its capacity as initial owner of the Note A-1, in its capacity as initial owner of the Note A-2, and in its capacity as initial owner of the Note A-3.
Exhibit 4.7	Agreement Between Noteholders, dated as of September 17, 2025, by and among UBS AG New York Branch, in its capacity as initial owner of Note A-1-1, as the initial agent, as initial owner of Note A-1-2, as initial owner of Note A-1-3, as initial owner of Note A-1-4, and Wells Fargo Bank, National Association, as initial owner of Note A-2-1, as initial owner of Note A-2-2, as initial owner of Note A-2-3 and as initial owner of Note A-2-4.
Exhibit 4.8	Co-Lender Agreement, dated as of September 12, 2025, by and between Citi Real Estate Funding Inc., as initial owner of the Note A-1, as initial agent, and as initial owner of the Note A-2.
Exhibit 4.9	Agreement Between Note Holders, dated as of August 14, 2025 by and between Morgan Stanley Bank, N.A., as initial owner of Note A-1-1, Note A-1-2, Note B-1, Note C-1, Note D-1 and Note E-1, Bank of Montreal, as initial owner of Note A-2-1, Note A-2-2, Note B-2, Note C-2, Note D-2 and Note E-2, Goldman Sachs Bank USA (“GS Bank”), as initial owner of Note A-3-1, Note A-3-2, Note B-3, Note C-3, Note D-3 and Note E-3, JPMorgan Chase Bank, National Association, as initial owner of Note A-4-1, Note A-4-2, Note B-4, Note C-4, Note D-4 and Note E-4, and Morgan Stanley Mortgage Capital Holdings LLC, as the initial agent.
Exhibit 4.10	Agreement Between Noteholders, dated as of July 18, 2025, between Morgan Stanley Bank, N.A., as holder of Note A-1, Goldman Sachs Bank USA, as holder of Note A-2, and CPPIB Credit Investments III Inc., as holder of Note B, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.
Exhibit 4.11	Co-Lender Agreement, dated as of July 3, 2025, is between LMF Commercial, LLC, a Delaware limited liability company, as the holder of Note A-1 and as the holder of Note A-2.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 23, 2025, which such certification is dated September 23, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between RREF V – D Direct Lending Investments, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.9	Primary Servicing Agreement, dated as of October 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of September 22, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement, dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as Depositor, Trimont LLC, as Servicer, Situs Holdings, LLC, as Special Servicer, and Computershare Trust Company, National Association, as Trustee, Certificate Administrator and Custodian.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as Depositor, Trimont LLC, as Master Servicer, LNR Partners, LLC, as Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator, Deutsche Bank National Trust Company, as Trustee, and BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer.

(E)
4.4

Pooling and Servicing Agreement, dated and effective as of August 1, 2025, among Barclays Commercial Mortgage Securities LLC, as Depositor, Trimont LLC, as Master Servicer, K-Star Asset Management LLC, as Special Servicer, Computershare Trust Company, National Association, as Certificate Administrator and as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer.

(E)
4.5

Co-Lender Agreement, dated as of September 11, 2025, by and between RREF V – D DLI WF, LLC, in its capacity as initial owner of Note A-1, and Morgan Stanley Mortgage Capital Holdings LLC, in its capacity as initial owner of Note A-2.

(E)
4.6	Co-Lender Agreement, dated as of May 22, 2025 by and among JPMorgan Chase Bank, National Association, in its capacity as initial owner of the Note A-1, in its capacity as initial owner of the Note A-2, and in its capacity as initial owner of the Note A-3.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.7

Agreement Between Noteholders, dated as of September 17 2025, by and among UBS AG New York Branch, in its capacity as initial owner of Note A-1-1, as the initial agent, as initial owner of Note A-1-2, as initial owner of Note A-1-3, as initial owner of Note A-1-4, and Wells Fargo Bank, National Association, as initial owner of Note A-2-1, as initial owner of Note A-2-2, as initial owner of Note A-2-3 and as initial owner of Note A-2-4.

(E)
4.8	Co-Lender Agreement, dated as of September 12, 2025, by and between Citi Real Estate Funding Inc., as initial owner of the Note A-1, as initial agent, and as initial owner of the Note A-2.	(E)
4.9

Agreement Between Note Holders, dated as of August 14, 2025 by and between Morgan Stanley Bank, N.A., as initial owner of Note A-1-1, Note A-1-2, Note B-1, Note C-1, Note D-1 and Note E-1, Bank of Montreal, as initial owner of Note A-2-1, Note A-2-2, Note B-2, Note C-2, Note D-2 and Note E-2, Goldman Sachs Bank USA (“GS Bank”), as initial owner of Note A-3-1, Note A-3-2, Note B-3, Note C-3, Note D-3 and Note E-3, JPMorgan Chase Bank, National Association, as initial owner of Note A-4-1, Note A-4-2, Note B-4, Note C-4, Note D-4 and Note E-4, and Morgan Stanley Mortgage Capital Holdings LLC, as the initial agent.

(E)
4.10	Agreement Between Noteholders, dated as of July 18, 2025, between Morgan Stanley Bank, N.A., as holder of Note A-1, Goldman Sachs Bank USA, as holder of Note A-2, and CPPIB Credit Investments III Inc., as holder of Note B, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.11	Co-Lender Agreement, dated as of July 3, 2025, is between LMF Commercial, LLC, a Delaware limited liability company, as the holder of Note A-1 and as the holder of Note A-2.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 23, 2025, which such certification is dated September 23, 2025.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.2

Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4

Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between RREF V – D Direct Lending Investments, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5

Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.8	Mortgage Loan Purchase Agreement, dated and effective as of September 22, 2025, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.9	Primary Servicing Agreement, dated as of October 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.	(E)